UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-5992

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                     Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:      February 28

Date of reporting period:     February 28, 2005

ITEM 1. REPORT TO SHAREHOLDERS
------------------------------------------------------------------------------


                    JAPAN SMALLER CAPITALIZATION FUND, INC.


                                                                April 20, 2006



To Our Shareholders:

      We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the "Fund") for the fiscal year ended February 28, 2006.

      The Net Asset Value per share ("NAV") of the Fund increased by 31.5% for the year. The closing market price of the Fund on February 28, 2006, on the New York Stock Exchange was $15.75 representing a premium of 3.3% to the NAV of $15.24. The closing market price of the Fund increased 29.1% for the year. The net assets of the Fund amounted to $322,024,899 on February 28, 2006.

      The Fund's benchmark--the Russell/Nomura Small Cap(TM) Index--increased by 26.1% in United States (U.S.) dollar terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the "TSE"), increased by 27.0% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 24.3% in U.S. dollar terms for the year ended February 28, 2006. The Japanese yen ("Yen") depreciated by 11.0% against the U.S. dollar during the year.

      During the year ended February 28, 2006, the Fund outperformed the Russell/Nomura Small Cap(TM) Index by 5.4%. Stock attribution analysis shows that some holdings in the machinery sector, such as HITACHI CONSTRUCTION MACHINERY CO., LTD., MAKINO MILLING MACHINE CO., LTD., and NACHI-FUJIKOSHI CORP. contributed to the relative performance. Stock holdings from other sectors, such as MEIKO ELECTRONICS CO., LTD., SANYO SPECIAL STEEL CO., LTD., LEOPALACE21 CORPORATION, and YAMAZEN CORPORATION also added value during the review period. Meanwhile, some holdings such as MEGANESUPER CO., LTD., SANSEI FOODS CO., LTD., and KURODA ELECTRIC CO., LTD. had a negative impact on the relative performance.

      Favorable conditions in the machinery sector were the leading contributor for the outperformance. There were two principal reasons for this. Extractive industry and manufacturing production worldwide has been primed for growth, mainly in Japan and other parts of Asia. Japan's manufacturing sector has been rapidly increasing the rate of new capital investment, while the opportunity for further investment has improved along with the increase in profit margins seen during fiscal year 2005.

      The retail sector was one of the largest negative contributors, and business conditions for this sector were less favorable. Although an increase in long-term employment generated a recovery in consumer spending, success or failure for companies in the retail business has been brought into much sharper contrast amid a continuing industry disturbance due to intensifying competition in the major cities.

Rights Offering

      The Fund completed its Rights Offering (the "Rights Offering") during December 2005, which resulted in the issuance of an additional 5,282,128 Fund shares at $13.98 per share. The net proceeds to the Fund amounted to approximately $70 million after offering fees and expenses of $3.4 million. The proceeds of the Rights Offering have allowed the Fund to take advantage of investment opportunities Nomura Asset Management U.S.A. Inc., the Manager, considers attractive, without being required to sell existing portfolio positions that the Fund desires to retain.


The Portfolio

      Equity holdings represented 99.4% of the Fund's net assets at February 28, 2006. The Fund was diversified into 104 issues, of which 77 were TSE First Section stocks, 8 were TSE Second Section stocks, 15 were JASDAQ stocks and 4 were other smaller capitalization stocks, comprising 78.0%, 5.3%, 13.1% and 3.0%, respectively, of net assets on February 28, 2006.


Market Review

      The Russell/Nomura Small Cap(TM) index achieved substantial gains during the year ended February 28, 2006, returning 40.0% in local currency terms. Meanwhile, the broad Japanese stock market (TOPIX) appreciated by 41.0% and slightly out-performed the smaller capitalization stocks.

      Japanese stocks rallied through to the beginning of March 2005, as the TOPIX index eventually reached its highest level since July 2004. These gains came amid support from encouraging macroeconomic figures and advances in the U.S. stock market. However, the Japanese stock market later suffered a precipitous decline. Weak U.S. retail sales and housing investment data generated concerns over the growth prospects for the American economy, while continued monetary tightening exacerbated the U.S. stock market decline, with the usual repercussions for Japan as well.

      From the middle of May 2005 onwards, the market again entered a recovery phase, made easier by some strong domestic demand related macroeconomic figures. This offset the earlier losses and enabled the market to post a positive return for the first half. Sector performances varied widely. Machinery companies made gains, supported by favorable capital spending related macroeconomic data. Another rise in oil prices pushed the resource-related stocks, trading companies, and oil-refiners higher. Meanwhile, the communications sector once again under-performed the market, as investors continued to price in concerns about intensifying competition within the industry.

      Some unexpectedly disruptive events in January 2006 served to affirm the resilience of the Tokyo stock market. These were triggered by allegations against internet related venture firm Livedoor concerning disclosure malpractice and accounting manipulation. Japan's stock market retreated in February under pressure from increased profit taking activity. However, the market gradually recovered, and several factors took precedence towards the end of the second half, such as the solid U.S. stock market trend, the launch of several new investment trusts, and expectations of higher dividends.

      Along with several positive corporate earnings announcements, a succession of favorable domestic macroeconomic results suggested a resilient economic recovery and helped to reinforce investor confidence.


Outlook and Future Strategy

      Over the short term, the Fund's outlook for the Japanese stock market remains unchanged, with stock prices expected to trade within a broad range for some time to come. Notwithstanding the likely continuation of robust economic activity, due to the ongoing recovery in personal consumption and growth in capital expenditure, the stock market could become vulnerable to a deteriorating supply-demand balance as the fiscal year end approaches.

      Japanese pension funds have benefited from the strong rally in fiscal year 2005 and many have consequently exceeded their policy weights for domestic equities. Therefore, the Fund can expect to see some rebalancing activity for several months to come, which is likely to manifest itself through net selling by trust banks. Meanwhile, the sudden sell off experienced in January 2006 has left domestic retail and overseas investors in a less overtly bullish mood.

      Corporate earnings are unlikely to have much impact on the market in the short term. Third quarter announcements revealed a surfeit of earnings upgrades over downgrades, but the trend has been predictable. Strong sales volume growth and the relative weakness of the Yen over the past year have effectively neutralized the impact of rising material and input prices. There is little scope for change in the overall earnings trend, so a continuation of single digit profit growth is still the most likely scenario.

      The recent lack of market direction comes at a time when investors are waiting for some confirmation on the course of monetary policy amid sometimes conflicting statements from the Bank of Japan (the "BOJ") and government officials. Confirmation from the BOJ on March 9, 2006 that it would gradually reduce the level of liquidity available to the banking sector helped to relieve some of this uncertainty. After five years of this quantitative easing policy, the move was widely expected, and gradual normalization of monetary policy has been partly priced into the stock market. The timing, however, was slightly earlier than the consensus opinion. BOJ Governor Fukui subsequently indicated that it was too soon to begin discussing the timing of an actual interest rate increase. With monetary tightening dependent on macro-economic progress, there is doubt if there will be any action before the second half of fiscal year 2006. However, the BOJ's adoption of a reference range for annual CPI growth of between 0% and 2%, rather than a specific target, has created some fresh uncertainty because the central bank has not stated how it will interpret this range in setting future monetary policy.

      In the wake of such a strong rally over the past twelve months, a degree of consolidation in the Japanese stock market is to be expected in the short run. Japan's economic prospects remain broadly positive, so the Fund believes the downside risk to the Tokyo stock market is also limited.

      Corporate actions, including dividend policy changes and share buy backs, have been gaining prominence, while recent M&A activity is also helping to initiate a more progressive attitude towards corporate governance and shareholder value. The Fund believes the increased attention to shareholder considerations will become sustainable following the significant changes in shareholder structure that we have seen over the last couple of years.

      The Fund will consider this improved investment environment when making stock selection decisions, and the Fund intends to maintain emphasis on stocks that can demonstrate relatively steady earnings growth, but have remained under-valued so far.

      We appreciate your continuing support of your Fund.

                                    Sincerely,



                                    Hiroshi Terasaki
                                    President



------------------------------------------------------------------------------

                                   BENCHMARK

      Effective August 31, 2004, the Russell/Nomura Small Cap(TM) Index, replaced the Nikkei JASDAQ Average Index as the Fund's benchmark because the manager believes the Russell/Nomura Small Cap(TM) Index is more representative of the securities in which the Fund invests and better represents the Fund's objectives. The Russell/Nomura Small Cap(TM) Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market(TM) Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market(TM) Index. Currently, there are 1,300 securities in the Russell/Nomura Small Cap(TM) Index.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                       SHAREHOLDERS ACCOUNT INFORMATION

      Shareholders whose accounts are held in their own name may contact the Fund's registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                 PROXY VOTING

      A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

               AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
------------------------------------------------------------------------------

                              FUND CERTIFICATION

      In October, 2005, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

      The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.
------------------------------------------------------------------------------

                               INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
------------------------------------------------------------------------------

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      FUND HIGHLIGHTS--FEBRUARY 28, 2006

KEY STATISTICS
    Net Assets .........................................$322,024,899
    Net Asset Value per Share ..........................      $15.24
    Closing NYSE Market Price ..........................      $15.75
    Percentage Change in Net Asset Value Per Share*+ ...        31.5%
    Percentage Change in NYSE Market Price*+ ...........        29.1%

MARKET INDICES
    Percentage change in market indices:*
                                                            YEN         U.S.$
                                                            ---         -----
    Russell/Nomura Small Cap(TM)Index ..................   40.0%        26.1%
    TOPIX ..............................................   41.0%        27.0%
    Nikkei Average .....................................   38.0%        24.3%

    *From March 1, 2005 through February 28, 2006.
    +Reflects the percentage change in share price.

ASSET ALLOCATION
    Japanese Equities
      TSE First Section Stocks .........................          78.0%
      TSE Second Section Stocks ........................           5.3%
      JASDAQ Stocks ....................................          13.1%
      Other Smaller Capitalization Stocks ..............           3.0%
    Cash and Cash Equivalents ..........................           0.3%
                                                                 -----
     Total Investments .................................          99.7%
    Other Assets less Liabilities, Net .................           0.3%
                                                                 -----
       Net Assets ......................................         100.0%
                                                                 =====

INDUSTRY DIVERSIFICATION
                                                        % of
                                                     Net Assets
                                                     ----------
Miscellaneous Manufacturing ......................      17.5
Machinery and Machine Tools ......................      15.4
Electronics ......................................       9.6
Wholesale ........................................       6.9
Automotive Equipment and Parts ...................       6.6
Services .........................................       6.6
Retail ...........................................       6.2
Information and Software .........................       6.0
Real Estate and Warehouse ........................       4.8
Chemicals and Pharmaceuticals ....................       3.7



                                                        % of
                                                     Net Assets
                                                     ----------
Banks and Finance ................................       3.4
Iron and Steel ...................................       2.2
Telecommunications ...............................       2.1
Restaurants ......................................       1.9
Textiles and Apparel .............................       1.8
Food Manufacturing ...............................       1.7
Transportation ...................................       1.3
Electric .........................................       1.1
Oil and Gas ......................................       0.6


                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                     Market           % of
Security                                              Value        Net Assets
--------                                           ------------  -------------
Hitachi Construction Machinery Co., Ltd ........   $11,803,825        3.7
Meiko Electronics Co., Inc .....................    11,093,554        3.4
Leopalace21 Corporation ........................     9,593,049        3.0
Makino Milling Machine Co., Ltd ................     8,905,582        2.8
Musashi Seimitsu Industry Co., Ltd .............     8,748,763        2.7
Yuasa Trading Co., Ltd .........................     8,232,276        2.6
Dowa Mining Co., Ltd ...........................     7,022,061        2.2
Hamamatsu Photonics K.K ........................     6,287,614        2.0
Nachi-Fujikoshi Corp ...........................     6,199,542        1.9
Sintokogio, Ltd ................................     5,787,385        1.8

                    JAPAN SMALLER CAPITALIZATION FUND, INC.


------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the "Fund"), including the schedule of investments, as of February 28, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated April 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    Ernst & Young LLP

New York, New York
April 7, 2006
------------------------------------------------------------------------------

                           SCHEDULE OF INVESTMENTS*
                               FEBRUARY 28, 2006


                                                                                                                    % of
                                                                                                     Market         Net
                                                                     Shares           Cost            Value        Assets
                                                                     ------           ----           ------        ------
EQUITY SECURITIES

Automotive Equipment and Parts
F.C.C. Co., Ltd.............................................        33,700       $ 1,465,361      $ 1,454,907         0.5
  Clutches and facings
Musashi Seimitsu Industry Co., Ltd..........................       325,800         6,472,225        8,748,763         2.7
  Ball joints, camshafts and gears
Nittan Valve Co., Ltd.......................................       473,000         3,764,593        5,186,807         1.6
  Engine valves
Sanoh Industrial Co., Ltd...................................       342,400         2,684,873        2,906,180         0.9
  Tubes, wires and electrical products
Unipres Corporation ........................................       288,900         2,566,832        3,025,823         0.9
                                                                               ---------------  ----------------  -------
  Press processed automobile parts
Total Automotive Equipment and Parts .......................                      16,953,884       21,322,480         6.6
                                                                               ---------------  ----------------  -------



                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                   % of
                                                                                                    Market         Net
                                                                    Shares           Cost            Value        Assets
                                                                    ------           ----           ------        ------

Banks and Finance
The Bank of Fukuoka, Ltd....................................       408,000      $  2,569,215     $  3,494,677         1.1
  Deposits, loans and exchange transactions
Matsui Securities Co., Ltd..................................       243,900         3,432,391        3,403,207         1.1
  Online brokerage services
Sapporo Hokuyo Holdings, Inc................................           367         3,632,434        3,992,747         1.2
                                                                               --------------   --------------    -------
  General banking services
Total Banks and Finance ....................................                       9,634,040       10,890,631         3.4
                                                                               --------------   --------------    -------

Chemicals and Pharmaceuticals
Asahi Denka Co., Ltd........................................       238,000         2,829,606        3,828,468         1.2
  Resin, insulators and processed fat/oil products
Kanto Denka Kogyo Co., Ltd..................................       422,000         1,554,232        3,017,019         0.9
  Chemicals and metals
Koatsu Gas Kogyo Co., Ltd...................................       292,000         1,587,278        1,916,159         0.6
  High-pressured gases
Shizuokagas Co., Ltd........................................       452,000         1,784,832        3,094,901         0.9
  Natural gas supplier
Taiyo Ink MFG Co., Ltd......................................         4,500           234,274          231,576         0.1
                                                                               --------------   --------------    -------
  Resist inks for printed circuit boards
Total Chemicals and Pharmaceuticals ........................                       7,990,222       12,088,123         3.7
                                                                               --------------   --------------    -------

Electric
Mirai Industry Co., Ltd.....................................       274,700         2,672,664        3,557,829         1.1
                                                                               --------------   --------------    -------
  Plastic molded electric materials
Total Electric .............................................                       2,672,664        3,557,829         1.1
                                                                               --------------   --------------    -------

Electronics
Dainippon Screen Mfg. Co., Ltd..............................       406,000         2,284,104        3,817,588         1.2
  Electronic components
Elpida Memory, Inc..........................................        43,300         1,311,728        1,596,434         0.5
  Electronic components
Hitachi Cable Ltd...........................................       272,000         1,522,309        1,547,710         0.5
  Cable and electronic equipment
Iriso Electronics Co., Ltd..................................        66,300         1,742,452        2,742,106         0.9
  Electronic connectors
Kuroda Electric Co., Ltd....................................       249,400         3,544,608        3,350,744         1.0
  Materials and components
Meiko Electronics Co., Ltd..................................       146,000         5,404,528       11,093,554         3.4
  Printed circuit boards
Nitto Kogyo Corporation ....................................       123,300         1,831,068        2,150,550         0.7
  Power switchboards



                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                   % of
                                                                                                    Market         Net
                                                                    Shares           Cost            Value        Assets
                                                                    ------           ----           ------        ------

Sanken Electric Co., Ltd....................................       303,000       $ 4,833,172      $ 4,588,887         1.4
                                                                               --------------   --------------    -------
  Semiconductors
Total Electronics ..........................................                      22,473,969       30,887,573         9.6
                                                                               --------------   --------------    -------

Food Manufacturing
Ariake Japan Co., Ltd.......................................            83             2,113            2,336         0.0
  Natural seasonings
Ozeki Co., Ltd..............................................       119,100         3,595,484        3,650,693         1.2
  Supermarket chain
Sansei Foods Co., Ltd.......................................        85,200         1,822,790        1,710,400         0.5
                                                                               --------------   --------------    -------
  Candy products
Total Food Manufacturing ...................................                       5,420,387        5,363,429         1.7
                                                                               --------------   --------------    -------

Information and Software
Argo Graphics Inc...........................................        92,600         1,760,893        2,582,550         0.8
  Computer aided design software
Jastec Co., Ltd.............................................       153,300         3,179,380        3,216,500         1.0
  Applications software
Koei Co., Ltd...............................................       155,430         3,367,491        3,194,089         1.0
  Video game software
Kyowea Exeo Corporation ....................................       147,000         1,440,599        1,915,322         0.6
  Designs, constructs, maintains communication
      and electrical facilities
Net One Systems Co., Ltd....................................         2,257         5,342,247        4,579,674         1.4
  Computer software development
Software Research Associates ...............................        64,300         1,465,211        1,301,934         0.4
  Independent system development
Sorun Corporation ..........................................       342,300         2,409,626        2,627,507         0.8
                                                                               --------------   --------------    -------
  Computer software development
Total Information and Software .............................                      18,965,447       19,417,576         6.0
                                                                               --------------   --------------    -------

Iron and Steel
Neturen Co., Ltd............................................       275,900         2,359,367        3,351,822         1.1
  Metal processors
Sanyo Special Steel Co., Ltd................................       347,000         1,956,502        3,625,351         1.1
                                                                               --------------   --------------    -------
  Specialty steel products
Total Iron and Steel .......................................                       4,315,869        6,977,173         2.2
                                                                               --------------   --------------    -------

Machinery and Machine Tools
Hitachi Construction Machinery Co., Ltd.....................       471,400         8,029,616       11,803,825         3.7
  Construction machinery
Kato Works Co., Ltd.........................................       359,000         1,490,106        1,478,591         0.4
  Construction and industrial machinery


                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                     % of
                                                                                                     Market          Net
                                                                   Shares            Cost             Value         Assets
                                                                   ------            ----            ------         ------

Makino Milling Machine Co., Ltd.............................       764,000       $ 6,500,947      $ 8,905,582         2.8
  Industrial machinery
Nachi-Fujikoshi Corp........................................     1,000,000         3,476,167        6,199,542         1.9
  Machine tools
NS Tool Co., Ltd............................................         7,300           390,403          459,500         0.1
  Industrial cutting tools
Sanyo Denki Co., Ltd........................................       196,000         1,533,694        1,519,734         0.5
  Small precision motors
Senshu Electric Co., Ltd....................................        64,800         1,359,884        1,561,041         0.5
  Electric wire and cables
Shibaura Mechatronics Corporation ..........................       223,000         2,113,974        2,391,452         0.7
  Semiconductor machinery
Shimadzu Corporation .......................................       357,000         2,094,256        2,225,567         0.7
  Precison tools and equipment
Sintokogio, Ltd.............................................       414,000         4,049,346        5,787,385         1.8
  Engineering equipment
Tsubaki Nakashima Co., Ltd..................................       120,700         1,510,354        2,230,264         0.7
  Bearing balls, blowers and precision ball screws
Yamatake Corp...............................................        74,400         1,709,230        1,789,095         0.6
  Industrial automation equipment
Yamazen Corporation ........................................       407,000         1,674,451        3,106,575         1.0
                                                                               --------------   --------------    -------
  Machinery and tools
Total Machinery and Machine Tools ..........................                      35,932,428       49,458,153        15.4
                                                                               --------------   --------------    -------

Miscellaneous Manufacturing
Bunka Shutter Co., Ltd......................................       133,000           774,075          817,649         0.3
  Light and heavy weight shutters
Daikoku Denki Co., Ltd......................................       111,600         3,083,476        3,391,892         1.1
  Leisure and recreational products
Dainichi Co., Ltd...........................................        93,800           856,983        1,080,423         0.3
  Oil heating equipment
Dowa Mining Co., Ltd........................................       628,000         4,574,366        7,022,061         2.2
  Produces various metal-related products
Hamamatsu Photonics K.K.....................................       220,000         5,292,182        6,287,614         2.0
  Electron tubes, semiconductors, and image processors
Kimmon Manufacturing Co., Ltd...............................     1,122,000         3,867,785        4,020,464         1.2
  Produces various electronic measurement equipments
Kinki Shanyo Co., Ltd.......................................       412,000         1,774,379        1,849,847         0.6
  Passenger trains
Mani, Inc...................................................        80,100         1,994,046        5,491,465         1.7
  Medical goods and equipment
Milbon Co., Ltd.............................................        48,600         1,674,431        1,770,859         0.5
  Hair care products for beauty salons


                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                     % of
                                                                                                     Market          Net
                                                                   Shares            Cost             Value         Assets
                                                                   ------            ----            ------         ------

Mitsubishi Materials Corporation ...........................       813,000       $ 3,100,562      $ 4,275,068         1.3
  Non-ferrous metals
Nichias Corporation ........................................       555,000         2,744,738        3,637,223         1.1
  Building and construction materials
Nichiha Corporation ........................................       151,100         2,253,205        2,668,044         0.8
  Ceramic exterior walls and fiber boards
Seiko Corp..................................................       349,000         2,175,899        2,199,801         0.7
  Medical and commercial equipment
SK Kaken Co., Ltd...........................................        41,500         1,023,855        1,289,988         0.4
  Paints
Topcon Corporation .........................................       150,800         3,858,391        4,947,891         1.5
  Medical instruments
Toppan Forms Co., Ltd.......................................       219,000         3,156,763        3,381,013         1.1
  Commercial printing
Ulvac Inc...................................................        50,500         1,945,894        2,110,435         0.7
                                                                               --------------   --------------    -------
  Vacuum devices
Total Miscellaneous Manufacturing ..........................                      44,151,030       56,241,737        17.5
                                                                               --------------   --------------    -------

Oil and Gas
Teikoku Oil Co., Ltd........................................       147,000         1,123,108        2,006,709         0.6
                                                                               --------------   --------------    -------
  Oil and natural gas
Total Oil and Gas ..........................................                       1,123,108        2,006,709         0.6
                                                                               --------------   --------------    -------

Real Estate and Warehouse
Daibiru Corporation ........................................       423,800         3,544,150        4,599,720         1.4
  Leases office buildings, apartments and hotels
Leopalace21 Corporation ....................................       263,900         6,555,488        9,593,049         3.0
  Property manager
Sanko Soflan Company Inc....................................       413,000           661,179        1,158,960         0.4
                                                                               --------------   --------------    -------
  Residential and commercial housing
Total Real Estate and Warehouse ............................                      10,760,817       15,351,729         4.8
                                                                               --------------   --------------    -------

Restaurants
Doutor Coffee Co., Ltd......................................       208,400         4,189,806        4,210,646         1.2
  Coffee shop chains
Hiday Hidaka Corp...........................................        60,600           501,918          488,191         0.2
  Chinese restaurant chain
Yoshinoya D&C Co., Ltd......................................           904         1,440,776        1,451,833         0.5
                                                                               --------------   --------------    -------
  Fast food chain
Total Restaurants ..........................................                       6,132,500        6,150,670         1.9
                                                                               --------------   --------------    -------



                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                     % of
                                                                                                     Market           Net
                                                                    Shares           Cost             Value          Assets
                                                                    ------           ----            ------          ------

Retail
Arc Land Sakamoto Co., Ltd...................................       55,000       $   895,652       $  956,914         0.3
   Operates home centers
Askul Corp..................................................       143,100         4,230,311        3,916,824         1.2
   Office equipment products
IK Co., Ltd.................................................            84           233,359          357,570         0.1
   Used motorcycle dealer
Joshin Denki Co., Ltd.......................................       407,000         2,530,345        2,864,094         0.9
   Household appliances and computers
Kirindo Co., Ltd............................................       114,300         1,398,334        1,467,548         0.5
   Drug store chain
Meganesuper Co., Ltd........................................       167,200         2,345,756        2,087,564         0.7
   Eye glasses chain
Shimachu Co., Ltd...........................................        79,500         2,081,238        2,354,488         0.7
   Furniture and home goods
Village Vanguard Co., Ltd...................................           261         2,745,331        3,988,862         1.2
   Books, cd's, videos and office supplies
Yaoko Co., Ltd..............................................        85,800         1,973,284        2,037,301         0.6
                                                                               --------------   --------------    -------
   Supermarkets
Total Retail ...............................................                      18,433,610       20,031,165         6.2
                                                                               --------------   --------------    -------

Services
Alps Logistics Co., Ltd.....................................       120,100         1,234,388        2,649,532         0.8
   Transportation
Funai Consulting Co., Ltd...................................       124,200         1,078,897          997,332         0.3
   Management and financial consulting
Human Holdings Co., Ltd.....................................           161           304,097          325,295         0.1
   Exam preparation classes
Meiko Network Japan Co., Ltd................................       543,500         3,020,395        3,120,731         1.0
   Private schools and academic tutoring
Obayashi Corporation .......................................       432,000         2,435,162        3,252,636         1.0
   General contractor
Space Co., Ltd..............................................       105,950           937,121        1,005,388         0.3
   Interior design and display work
Tohokushinsha Film Corporation .............................       104,900         2,072,567        3,179,200         1.0
   Produces tv programs, movies and commercial films
Vic Tokai Corporation ......................................        44,900           498,348          659,068         0.2
   Information and telecommunication
Yahagi Construction Co., Ltd................................       522,000         3,106,639        2,704,313         0.9
   General contractor
Yusen Air & Sea Service Co., Ltd............................        62,600         2,439,537        3,259,319         1.0
                                                                               --------------   --------------    -------
   Domestic and international air freight forwarding
Total Services .............................................                      17,127,151       21,152,814         6.6
                                                                               --------------   --------------    -------


                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006


                                                                                                                    % of
                                                                                                     Market          Net
                                                                    Shares           Cost             Value         Assets
                                                                    ------           ----            ------         ------

Telecommunications
Daimei Telecom Engineering Corp.............................       296,000       $ 2,763,310      $ 4,431,758         1.4
  Telecommunication wire installations
Jupiter Telecommunications Co., Ltd.+.......................         3,305         2,683,919        2,245,853         0.7
                                                                               --------------   --------------    -------
  Cable television broadcasting
Total Telecommunications ...................................                       5,447,229        6,677,611         2.1
                                                                               --------------   --------------    -------

Textiles and Apparel
Seiren Co., Ltd.............................................        75,000           695,868        1,214,221         0.3
  Dyeing processor of filament fibers
Toyobo Co., Ltd.............................................       478,000         1,509,521        1,498,200         0.5
  Natural and synthetic fibers
Workman Co., Ltd............................................        80,700         1,598,227        3,170,444         1.0
                                                                               --------------   --------------    -------
  Uniforms
Total Textiles and Apparel .................................                       3,803,616        5,882,865         1.8
                                                                               --------------   --------------    -------

Transportation
Iino Kaiun Kaisha, Ltd......................................       152,100         1,351,518        1,460,391         0.4
  Oil tanks
Keisei Electric Railway Co., Ltd............................       447,000         2,432,150        2,910,141         0.9
                                                                               --------------   --------------    -------
  Passenger rail and bus transportation
Total Transportation .......................................                       3,783,668        4,370,532         1.3
                                                                               --------------   --------------    -------

Wholesale
Hitachi High-Technologies Corporation ......................       178,700         3,236,724        4,706,083         1.5
  Computers and electrical devices
Kondotec, Inc...............................................       251,500         1,986,800        3,044,537         0.8
  Construction materials
Meiko Shokai Co., Ltd.......................................        83,500         1,415,754        1,550,101         0.5
  Office equipment
Rentrak Japan Co., Ltd......................................       382,000         3,620,923        3,394,016         1.1
  Videocassettes and DVDs
Ryoden Trading Co., Ltd.....................................       164,000         1,194,425        1,414,635         0.4
  Electronic components
Takihyo Co., Ltd............................................           500             1,826            2,284         0.0
  Apparel, accessories and interior products
Yuasa Trading Co., Ltd.+ ...................................     3,829,000         7,699,868        8,232,276         2.6
                                                                               --------------   --------------    -------
  Industrial machinery
Total Wholesale ............................................                      19,156,320       22,343,932         6.9
                                                                               --------------   --------------    -------
TOTAL INVESTMENTS IN EQUITY SECURITIES                                          $254,277,959     $320,172,731        99.4
                                                                               --------------   --------------    -------



                       See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                      SCHEDULE OF INVESTMENTS*--Continued
                               FEBRUARY 28, 2006



                                                                                                                   % of
                                                                Principal                          Market           Net
                                                                 Amount            Cost             Value          Assets
                                                                ---------          ----            ------          ------

INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account ..........................    JPY86,330,762     $    745,419     $    745,419         0.3
                                                                               ------------     ------------       -----
                                                                                    745,419          745,419         0.3
                                                                               ------------     ------------       -----
                                                                               $255,023,378      320,918,150        99.7
                                                                               ------------     ------------       -----
                                                                                                   1,106,749         0.3
                                                                               ------------     ------------       -----
                                                                                                $322,024,899       100.0
                                                                               ============     ============       =====




* The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
+ Non-income producing security.




      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2006.

                 Japanese Yen      JPY    (Y) 115.82 = $1.00



                       See notes to financial statements

                                         JAPAN SMALLER CAPITALIZATION FUND, INC.
                                           STATEMENT OF ASSETS AND LIABILITIES
                                                    FEBRUARY 28, 2006


      ASSETS:
          Investments in securities, at market value (cost--$254,277,959) ..........................        $320,172,731
          Investments in foreign currency, at market value (cost--$745,419) ........................             745,419
          Cash or cash equivalents .................................................................           1,125,338
          Receivable for investments sold ..........................................................           2,264,880
          Receivable for dividends and interest, net of withholding taxes ..........................              91,782
          Prepaid expenses .........................................................................              20,959
                                                                                                             ------------
                    Total Assets ...................................................................         324,421,109
                                                                                                             ------------

      LIABILITIES:
          Payable for investments purchased ........................................................           1,772,218
          Accrued management fee ...................................................................             226,605
          Other accrued expenses ...................................................................             397,387
                                                                                                             ------------
                    Total Liabilities ..............................................................           2,396,210
                                                                                                             ------------

      NET ASSETS:
          Capital stock (par value of 21,128,512 shares of capital stock outstanding, authorized
            100,000,000, par value $0.10 each) .....................................................           2,112,852
          Paid-in capital ..........................................................................         236,079,546
          Accumulated net realized gain on investments and foreign currency transactions ...........          17,940,951
          Unrealized net appreciation on investments and foreign exchange ..........................          65,891,550
                                                                                                             ------------
                     Net Assets ....................................................................        $322,024,899
                                                                                                             ------------
          Net asset value per share ................................................................              $15.24
                                                                                                                  ======


                                              See notes to financial statements

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.
                                                       STATEMENT OF OPERATIONS
                                                   FOR THE YEAR ENDED FEBRUARY 28, 2006


      INCOME:
      Dividend income (net of $155,089 of withholding taxes) .................................       $2,060,471
      Interest income ........................................................................          100,830
                                                                                                      ---------
               Total Income ..................................................................                           $2,161,301
                                                                                                                         ----------


      EXPENSES:
      Management fee .........................................................................        2,102,044
      Custodian fees .........................................................................          372,460
      Legal fees .............................................................................          165,700
      Directors' fees and expenses ...........................................................          107,095
      Auditing and tax reporting fees ........................................................           82,125
      Shareholder reports ....................................................................           44,895
      Insurance ..............................................................................           36,360
      Annual meeting expenses ................................................................           32,246
      Registration fees ......................................................................           24,944
      Transfer agency fees ...................................................................           13,848
      Miscellaneous fees .....................................................................            9,854
                                                                                                      ---------
               Total Expenses ................................................................                            2,991,571
                                                                                                                         ----------
      INVESTMENT LOSS--NET ...................................................................                             (830,270)
                                                                                                                         ----------


      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
      Realized gain on investments and foreign currency transactions:
      Net realized gain on investments .......................................................                            36,025,536
      Net realized gain on foreign exchange ..................................................                               104,916
                                                                                                                         -----------
      Net realized gain on investments and foreign exchange ..................................                            36,130,452
      Change in net unrealized appreciation (depreciation) on translation of foreign currency
        and other assets and liabilities denominated in foreign currency .....................                          (11,126,683)
      Change in net unrealized appreciation (depreciation) on investments ....................                            43,717,469
                                                                                                                         -----------
      Net realized and unrealized gain on investments and foreign exchange ...................                            68,721,238
                                                                                                                         -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................                           $67,890,968
                                                                                                                         ===========


                                                 See notes to financial statements





                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                STATEMENT OF CHANGES IN NET ASSETS


                                                                     For the Year Ended
                                                          February 28, 2006     February 28, 2005
                                                          -----------------     -----------------
ROM INVESTMENT ACTIVITIES:
   Net investment loss .................................   $    (830,270)         $    (976,007)
   Net realized gain on investments ....................      36,025,536             21,234,834
   Net realized gain on foreign exchange ...............         104,916                110,168
   Change in net unrealized appreciation on investments
    and foreign exchange ...............................      32,590,786             14,336,574
                                                           -------------          -------------
   Increase in net assets derived from investment
     activities and net increase in net assets resulting
     from operations ...................................      67,890,968             34,705,569
                                                           -------------          -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Net asset value of shares issued to shareholders on
   rights offering .....................................      70,416,485                      0
                                                           -------------          -------------
   Increase in net assets derived from capital share
     transactions                                             70,416,485                      0
                                                           -------------          -------------

NET ASSETS:
   Beginning of year ...................................     183,717,446            149,011,877
                                                           -------------          -------------
   End of year .........................................   $ 322,024,899          $ 183,717,446
                                                           =============          =============




                                  See notes to financial statements



                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               FEBRUARY 28, 2006

1.   Significant Accounting Policies

     Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

     The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

     (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions -- Transactions denominated in Yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 28, 2006 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS--Continued


their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 3/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     During the current fiscal year, the Fund utilized $17,359,231 of capital loss carryforward to offset current year realized gains.

     At February 28, 2006 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                    $876,062
Undistributed long-term capital gains          17,064,889
Unrealized appreciation on
  investments                                  65,891,550
                                            --------------
Total accumulated earnings                    $83,832,501

     (e) Capital Account Reclassification -- For the year ended February 28, 2006, the Fund's accumulated net investment loss was increased by $830,270 with an offsetting decrease in accumulated net realized gain of $830,270. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     (h) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement,

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS--Continued


the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, ..90% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund accrued fees to the Manager of $2,102,044 for the year ended February 28, 2006. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $935,188 for the year ended February 28, 2006. At February 28, 2006, the fee payable to the Manager, by the Fund, was $226,605.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transactions for the year ended February 28, 2006. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for unaffiliated Directors aggregated $107,095 for the year ended February 28, 2006.

3.   Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2006 were $241,205,173 and $170,443,026, respectively.

     As of February 28, 2006, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $65,894,773 of which $69,357,968 related to appreciated securities and $3,463,195 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $745,420, at February 28, 2006 for Federal income tax purposes was $254,277,958.

4.   Rights Offering

     The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

                                           JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the year.


                                                                                  For the Year Ended
                                                      ----------------------------------------------------------------------------
                                                               February 28,           February 29,              February 28,
                                                               ------------           ------------              ------------
                                                           2006           2005            2004            2003            2002
Net asset value, beginning of year ................        $11.59           $9.40           $5.74           $5.86           $7.59
                                                           ------           -----           -----           -----           -----
   Net investment loss@ ...........................         (0.05)          (0.06)          (0.03)          (0.05)          (0.06)
   Net realized and unrealized gain (loss)
       on investments and foreign currency ........          4.14            2.25            3.69           (0.07)          (1.59)
                                                           ------           -----           -----           -----           -----
   Total from investment operations ...............          4.09            2.19            3.66           (0.12)          (1.65)
Distributions to shareholders from:
   Net realized capital gains .....................            --              --              --              --           (0.08)
   Net investment income ..........................            --              --              --              --              --
                                                           ------           -----           -----           -----           -----
Total distributions ...............................          0.00            0.00            0.00           (0.00)          (0.08)
Fund Share Transactions
Dilutive effect of Rights Offering* ...............         (0.22)             --              --              --              --
   Offering costs charged to paid-in capital in
       excess of par ..............................         (0.22)             --              --              --              --
                                                           ------           -----           -----           -----           -----
Total Fund share transactions .....................         (0.44)             --              --              --              --
                                                           ------           -----           -----           -----           -----
Net asset value, end of year ......................        $15.24          $11.59           $9.40           $5.74           $5.86
                                                           ======          ======          ======           =====           =====
Market value, end of year .........................        $15.75          $12.20          $10.79           $6.38           $5.53
Total investment return+ ..........................         29.1%           13.1%           69.1%           15.4%          (18.6%)
Ratio to average net assets/supplemental data:
   Net assets, end of period (in 000) .............      $322,025        $183,717        $149,012         $90,930         $92,815
   Operating expenses .............................          1.32%           1.54%           1.47%           1.63%           1.58%
   Net investment loss ............................         (0.37%)         (0.57%)         (0.41%)         (0.75%)         (0.84%)
   Portfolio turnover .............................            81%             86%             28%             28%             38%

      +Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
      @ Based on average shares outstanding.
      *Decrease is due to the Rights Offering (see note 4).


                    JAPAN SMALLER CAPITALIZATION FUND, INC.
               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2005 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on November 9, 2005. The purpose of the meeting was (1) to elect two Class II Directors each to serve for a term to expire in 2008, (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the meeting, Chor Weng Tan and Hiroshi Terasaki received a majority of the votes cast for the election of directors. Accordingly, they were elected to new three-year terms. The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund's Class II Directors:

                                                                     % of                               % of
                                                   Shares Voted  Outstanding       Shares Voted      Outstanding
                                                        For        Shares       Withhold Authority     Shares
                                                   --------------------------------------------------------------
       Chor Weng Tan ........................      12,074,474        76.2            95,197              0.6
       Hiroshi Terasaki .....................      12,075,269        76.2            94,402              0.6

                                                       *   *   *   *

INTERESTED DIRECTOR

     Biographical and other information relating to a Director who is an "interested person," as defined in the Investment Company Act of 1940 ("1940 Act"), of the Fund is set out below.

                                                                                                                    Other
                                                Term of                                            Number of       Public
                               Position(s)     Office and                                         Funds in the  Directorships
                                Held with      Length of       Principal Occupation(s)          Fund Complex    Held by the
       Name, Address and Age     the Fund    Time Served        During Past Five Years             Overseen**     Director
      ------------------------------------------------------------------------------------------------------------------------
      Hiroshi Terasaki (50)*   Class II      President      Managing Director and Chief          2 registered        None
      c/o Nomura Asset         Director      since          Executive Officer; Nomura Asset      investment
      Management U.S.A. Inc.                 August         Management U.K. Limited from 2003    companies
      ("NAM-U.S.A.")                         2005 and       to 2005; General Manager, Fixed      consisting of
      Two World Financial                    Director       Income Investment Department of      2 portfolios
      Center, Building B                     since June     Nomura Asset Management, Ltd.
      New York,                              2005           ("NAM") from 2000 to 2003.
      New York 10281

     *    Mr. Terasaki is an "interested person," as defined in the 1940 Act, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.
     **   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc.




                    JAPAN SMALLER CAPITALIZATION FUND, INC.

      INDEPENDENT DIRECTORS

                                                                                                    Number of
                                             Term of                                              Funds in Fund         Other
                             Position(s)    Office and                                               Complex*       Directorships
                              Held with     Length of         Principal Occupation(s)               Overseen by        Held by
Name, Address and Age         the Fund      Time Served       During Past Five Years                 Director          Director
-----------------------------------------------------------------------------------------------------------------------------------

William G. Barker, Jr.        Class I       Director        Retired.                               2 registered          None
(73)                          Director      since 1993                                             investment
111 Parsonage Road                                                                                 companies
Greenwich,                                                                                         consisting of
Connecticut 06830                                                                                  2 portfolios

William K. Grollman (63)      Class III     Director        President and co-founder since         2 registered        SmartPros
SmartPros Ltd.                Director      since           1981 and director of SmartPros         investment            Ltd.
12 Skyline Drive                            January         Ltd. (continuing education for the     companies
Hawthorne,                                  2004            professions) which is listed on        consisting of
New York 10532                                              American Stock Exchange; for-          2 portfolios
                                                            mer Partner and National Director
                                                            of BDO Seidman accounting firm.

Chor Weng Tan (70)            Class II      Director        Retired since 2004; Managing           2 registered          None
6245 Paseo Privado            Director      since 1993      Director for Education, the Ameri-     investment
Carlsbad,                                                   can Society of Mechanical              companies
California 92009                                            Engineers from 1991 to 2004.           consisting of
                                                                                                   2 portfolios

Arthur R. Taylor (70)         Class III     Director        Retired since 2002; President of       2 registered          None
3731 Devonshire Street        Director      since 1993      Muhlenberg College from 1992 to        investment
Allentown,                                                  2002.                                  companies
Pennsylvania 18103                                                                                 consisting of
                                                                                                   2 portfolios

John F. Wallace (77)          Class I       Director        Retired since 2000; Vice Presi-        2 registered          None
17 Rhoda Street               Director      since 1993      dent of the Fund from 1997 to          investment
West Hempstead,                                             2000 and Secretary and Treasurer       companies
New York 11552                                              of the Fund from 1990 to 1997;         consisting of
                                                            Senior Vice President of NAM-          2 portfolios
                                                            U.S.A. from 1981 to 2000,
                                                            Secretary from 1976 to 2000,
                                                            Treasurer from 1984 to 2000 and
                                                            Director from 1986 to 2000.


*In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act and are "independent" as defined in the New York Stock Exchange

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

listing standards. Currently, Messrs. Barker, Grollman, Tan, Taylor, and Wallace are members of these Committees. The Fund has no standing
Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended February 28, 2006, the Board of Directors held fourteen meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and              Positions(s) Held           Term of Office** and             Principal Occupation(s)
 Age of Officers                  with the Fund             Length of Time Served            During Past Five Years
------------------              -----------------           --------------------             -----------------------

Hiroshi Terasaki (50)        President and                President since 2005             President of NAM-U.S.A. since 2005.
                             Class II Director                                             Managing Director and Chief Executive
                                                                                           Officer, Nomura Asset Management U.K.
                                                                                           Limited from 2003 to 2005; General
                                                                                           Manager, Fixed Income Investment
                                                                                           Department of the NAM from 2000 to 2003.

Kenneth L. Munt (59)         Vice President               Vice President since 2001        Senior Vice President and Secretary of
                                                                                           NAM-U.S.A. since 1999.

Keiko Tani (43)              Vice President               Vice President since 2005        Senior Vice President and General
                                                                                           Counsel of NAM-U.S.A. since 2005;
                                                                                           Leader, Legal Team, Product
                                                                                           Documentation & Legal Department of NAM
                                                                                           from 2003 to 2005, General Manager of
                                                                                           Legal Department from 1999 to 2003.

Rita Chopra-                 Treasurer                    Treasurer since 2002             Vice President of NAM-U.S.A. since
Brathwaite (37)                                                                            2001; Assistant Vice President of
                                                                                           NAM-U.S.A. from 1999 to 2000.

Neil Daniele (45)            Secretary                    Secretary since 2002             Senior Vice President and Chief
                             and Chief                                                     Compliance Officer of NAM-U.S.A.
                             Compliance                                                    since 2002; Vice President and
                             Officer                                                       Compliance Officer of Munich Re Capital
                                                                                           Management Corp. (asset management
                                                                                           firm) from 2001 to 2002; Vice President
                                                                                           of AIG Global Investment Group, Inc.
                                                                                           (asset management firm) from 2000 to
                                                                                           2001; Compliance Officer of AIG Global
                                                                                           Investment Corp. from 1996 to 2000.

---------
*     The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**    Elected by and serves at the pleasure of the Board of Directors.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

      Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

      Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

      To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund", emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

      The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

      Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2006, the Fund did not issue any new shares for dividend reinvestment purposes.

      Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

      The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

------------------------------------------------------------------------------
                       SHAREHOLDERS ACCOUNT INFORMATION
   Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Hiroshi Terasaki
Chor Weng Tan
Arthur R. Tayler
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address                                                                                JAPAN
www.nomura.com
                                                                                        Smaller Capitalization
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.                                                             Fund, Inc.
1-12,1-Chome, Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
250 Royall Street Canton, MA 02021

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                ANNUAL REPORT
Ernst & Young LLP
5 Times Square                                                                             FEBRUARY 28, 2006
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

----------------------------------------------
This Report, including the Financial
Statements, is transmitted to the Shareholders
of Japan Smaller Capitalization Fund, Inc. for
their information. This is not a prospectus,
circular or representation intended for use in
the purchase of shares of the Fund or any
securities mentioned in the Report.

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of February 28, 2006, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There were no amendments during the fiscal year ended February 28, 2006 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)   Not applicable.

(d)   Not applicable.

(e)   A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------

The Registrant's Board of Directors has determined that William K. Grollman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------

PricewaterhouseCoopers LLP ("PwC") resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of Nomura Asset Management U.S.A. Inc. ("NAM-USA"), the Registrant's manager, that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant's Board of Directors appointed Ernst & Young LLP ("E&Y") as the Accountant to the Registrant for the Registrant's fiscal year ended 2/28/05.

(a) Audit Fees for the Registrant were $65,000 and $64,000 for the fiscal years ended 2/28/06 and 2/28/05, respectively.

(b) Audit-Related Fees for the Registrant were $26,500 and $9,000 for the fiscal years ended 2/28/06 and 2/28/05, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports and for the fiscal year ended 2/28/06, the Registrant's registration statement.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/06 and 2/28/05 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/06 and 2/28/05, respectively.

(c) Tax Fees for the Registrant were $9,000 and $7,500 for the fiscal years ended 2/28/06 and 2/28/05, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to the Registrant.

There were no fees billed for tax services by the Accountant to service affiliates for the fiscal years ended 2/28/06 and 2/28/05, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant for the fiscal years ended 2/28/06 and 2/28/05, respectively.

There were no fees billed for all other non-audit services rendered by the Accountant to service affiliates for the fiscal years ended 2/28/06 and 2/28/05, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $1.4 million for the fiscal years ended 3/31/05 and 3/31/04, respectively. * These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates. Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million for the fiscal year ended 3/31/05. * This amount represents aggregate fees paid for tax-related services and non-audit related services rendered by E&Y to service affiliates.

* Amounts provided are the most recent available.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------

(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, William K. Grollman, Chor Weng Tan , Arthur R. Taylor and John F. Wallace are members of the Audit Committee.

(b)   Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 2/28/06 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.

          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2004

I.  Basic Policy for Proxy Voting
---------------------------------

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule 1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe them to be good investment. We will not acquire equity securities simply to obtain control of an issuer.

II.  Organizational Structure for Proxy Voting Process
------------------------------------------------------

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1.    Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2.    Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VIII below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a "routine agenda" item. See Note 1, Section III) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda. For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources. The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.    Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of proxy voting instructions shall be maintained.

4.    Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting. When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question. The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios and NAM's institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates. Recommendations of the overseas affiliates are then delivered to the Corporate Research Department. The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.

The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5.    Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services
(ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall determine the proxy voting through the process described above.

III.  Proxy Voting Process for Japanese Equities
------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.    Corporate Research Department prepares, reviews and maintains the Watch
      List.

2. Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item. See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.

3. If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.

4. When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
      (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.

5. The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation. When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.

6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds specific agenda items that would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items. The Proxy Voting Committee's determinations shall be notified to the Fund Operation Department .

7. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

8. For Japanese issuers whose equity securities are held in overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM's Corporate Research Department.

Note 1. "Routine agenda" items are as follows:

      1.    Appropriation of profit

      2.    Election of directors (uncontested elections only)
      3.    Election of statutory auditors
      4.    Payment of lump sum bonus to retiring directors
      5.    Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.

IV.  Proxy Voting Process for Non-Japanese Equities
---------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.

2. For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.

3. NAM's Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients' best interests.

4. NAM's Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, they may rely upon information from such sources.

5. If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information vendors.

6. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.

7. Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.

8. Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations.

      The Fund Operation Department shall instruct the custodian to vote in accordance therewith. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to vote against or to abstain from voting on such agenda items. The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

9. For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates. The Overseas Investment Department shall provide its recommendations through the process described above.

V.  Proxy Voting Guidelines
---------------------------

Nomura Asset Management closely examines company voting agendas under the cases listed below. If it believes that specific agenda items are not in our clients' best interests, Nomura Asset Management shall decide either to vote against or to abstain from voting on such agenda items.

1. If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.

2. If the issuer's audit opinion is qualified (for Japanese equity securities).

3. If the issuer's disclosure is inadequate and is deemed particularly harmful to investor interests.

4. If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.

5. If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.

6. If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.

7. If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.

8. For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI.  Conflicts of Interest
--------------------------

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VII.  Positions on Special Matters
----------------------------------

Corporate Governance
--------------------

o     Election of Directors
      Nomura Asset Management votes for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder's interest.

o Mergers, Acquisitions and Other Corporate Restructurings Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.

o     Anti-takeover Measures
      Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

      Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

      Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e., "Poison Pills"). We vote, in principal, against proposals that ask shareholders to approve such plans. Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

      Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes
-------------------------

o     Increases in Authorized Common Stocks
      Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o     "Blank Check" Preferred Stocks
      Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation
-----------------------

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility
-----------------------------------

Nomura Asset Management believes it is management's responsibility to handle ordinary business matters. Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues. However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

VIII.  The Watch List
---------------------

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the "Watch List"). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1.    Watch List Criteria for Japanese Companies

      A Japanese company shall be placed on the Watch List if:

      a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;

      b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;

      c.    it meets one or more of the following conditions:

                  i. the company has an accumulated deficit in the most recent accounting period;
                  ii. the company has reported losses or has paid no dividend for the past three accounting periods;
                  iii. the company has reported losses or has paid no dividend for the past five accounting periods;

      d.    it meets all of the following conditions:

                  i.    the company's PBR(Price/Book Value Ratio) is below 1.0;
                  ii.   the company's ROE is below 5 percent;
                  iii. the company's shareholder's equity exceed 50 percent of its total assets;
                  iv. the company' s net financial assets exceed 30 percent of its total sales;
                  v. the company's net financial assets exceed 30 percent of its total assets;
                  vi. (The term "net financial asset" shall equal cash and investment securities less bonds and bank loans)

                        Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.

      e.    it meets one of the following conditions:

                  i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  ii. For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  iii. For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.

      f. when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2.    Watch List Criteria for non-Japanese Issuers

      A non-Japanese company shall be placed on the Watch List if:

      a.    it meets one or more of the following conditions:

                  i. investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
                  ii. investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available for a certain company, the company is compared with the
                        MSCI country index to which the issuer belongs;
                  iii.  Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.

      b. The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List.

      c. General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. The Corporate Research Department shall maintain records of their determinations.

      d. The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

      (a) (1) As of February 28, 2006, Takeshi Ebihara is the Registrant's portfolio manager (the "Portfolio Manager") and has served as such since April 2004. The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of February 28, 2006, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for four other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of 20.62 billion yen as of March 31, 2006) and for 10 other accounts (with total assets of 82.99 billion yen as of March 31, 2006). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate,
(ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the RN Small Cap Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

      (4) As of February 28, 2006, the Portfolio Manger did not own beneficially any securities issued by the Registrant.

      (b) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS
------------------------------------------------------------------------------

(a) (1) Code of Ethics for Principal Executive and Senior Financial Officers.
(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Hiroshi Terasaki
------------------------------
Hiroshi Terasaki, President
(Principal Executive Officer)

Date:  May 5, 2006
-------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  May 5, 2006
-------------------------------